EXHIBIT 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 21, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
Domestic Offshore

1	Hercules 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	Submersible, TD	GOM	Mariner	57-59	2		07/23/08
3	Hercules 78	Submersible, TD	GOM	Warm Stacked				07/31/08
				Century	79-81	90		10/29/08
4	Hercules 85	85’ - ILS, TD	GOM	Stacked Ready
5	Hercules 101	100’ - MC, TD	GOM	Energy Partners	53-55	30		08/20/08	Special survey planned for approximately 14 days in June 2009
6	Hercules 120	120’ - MC, TD	GOM	Chevron	66-68	41		08/31/08
7	Hercules 150	150’ - ILC, TD	GOM	Rozel	64-66	25		08/15/08	Special survey planned for approximately 21 days in April 2009
8	Hercules 152	150’ - MC, TD	GOM	ADTI/Apache	57-59	2		07/23/08
				Probe Resources	69-71	35		08/27/08
				Ana Texas	69-71	21		09/17/08
9	Hercules 153	150’ - MC, TD	GOM	Warm Stacked
10	Hercules 173	173’ - MC, TD	GOM	Chevron	66-68	41		08/31/08
11	Hercules 200	200’ - MC, TD	GOM	Royal	64-66	92		10/21/08
12	Hercules 201	200’ - MC, TD	GOM	W&T	59-61	7		07/28/08
				Probe Resources	77-79	50		09/16/08	Special survey planned for approximately 28 days starting in March 2009
13	Hercules 202	200’ - MC, TD	GOM	ADTI/W&T	59-61	33		08/23/08	Special survey planned for approximately 14 days starting in June 2009
14	Hercules 203	200’ - MC, TD	GOM	Energy XXI	74-76	150		01/20/09
				Energy XXI	81-83	90		04/20/09	Special survey planned for approximately 21 days in July 2009
				Shipyard				08/11/08
15	Hercules 204	200’ - MC, TD	GOM	LLOG	70-72	90		11/09/08
				LLOG	72-74	90		02/07/09
				Hall Houston	61-63	7		07/28/08
16	Hercules 207	200’ - MC, TD	GOM	Peregrine	69-71	35		09/01/08
				Prime	84-86	15		09/16/08
17	Hercules 211	200’ - MC Workover	GOM	Tammany Oil and Gas	59-61	12		08/02/08	Special survey planned for approximately 17 days starting in October 2009
18	Hercules 250	250’ - MS, TD	GOM	Century	64-66	6		07/27/08
				Royal	74-76	20		08/16/08
19	Hercules 251	250’ - MS, TD	GOM	Hunt Oil	62-64	14		08/04/08
				Tana	74-76	185		02/05/09
20	Hercules 252	250’ - MS, TD	GOM	LLOG	56-58	16		08/06/08
				LLOG	69-71	90		11/04/08
				LLOG	74-76	90		02/02/09
21	Hercules 253	250’ - MS, TD	GOM	Tana	58-60	32		08/22/08
					62-64	92		11/22/08
22	Hercules 257	250’ - MS, TD	GOM	Energy XXI	59-61	3		07/24/08
23	Hercules 350	350’ - IC	GOM	Century	106-108	45		07/22/08
				El Paso	114-116	45		09/05/08
				Tana	129-131	60		11/04/08
					Average	67	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 21, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
24	Hercules 155	150’ - ILC	GOM	Cold Stacked 07/01
25	Hercules 191	160’ - MS	GOM	Cold Stacked 08/01
26	Hercules 254	250’ - MS	GOM	Cold Stacked 07/01
27	Hercules 255	250’ - MS	GOM	Cold Stacked 07/01

International Offshore

1	Hercules 110	100’ - MC, TD	Trinidad	Warm Stacked					Preparing for cold stack
2	Hercules 170	170’ - ILC	Qatar	Occidental Petroleum	104-106	333		06/19/09	Planned maintenance for approximately 21 days in October 2008 at reduced dayrate of $69-70K
3	Hercules 156	150’ - ILC, TD	Cameroon & Gabon	ADDAX	134-136	29		08/19/08
				ADDAX	149-151	93		11/20/08
				Shipyard				12/15/08	Special survey planned for approximately 21 days in December 2008
				ADDAX	149-151	67		02/20/09
4	Hercules 185	120’ - ILC, TD	Angola	Angola Drilling Company Ltd	124-126	108		11/06/08
				Shipyard				03/06/09	Maintenance and upgrades including a 30’ leg extension
				Angola Drilling Company Ltd	149-151	549		09/06/10
5	Hercules 205	200’ - MC, TD	Mexico	PEMEX	84-86	8		07/29/08	Dayrate adjusts every 90 days to published GOM
				PEMEX	104-106	455		10/27/09	index for 200’ Mat Cantilever + $20,000
6	Hercules 206	200’ - MC, TD	Mexico	Shipyard				07/31/08	Planned underwater inspection and repairs
				PEMEX	111-113	326		06/22/09
7	Platform 3	Platform, TD	Mexico	PEMEX	51-53	226		03/04/09
8	Hercules 258	250’ - MS	India	ONGC	109-111	1,048		06/04/11
9	Hercules 208	200’ - MC	Singapore/	Shipyard					Undergoing significant refurbishment with
			Malaysia	Murphy	109-111	1,095		08/21/11	expected completion mid 3Q 2008
10	Hercules 260	250’ - ILC	India	ONGC	142-144	982		03/30/11
11	Hercules 261	250’ -IC	Saudi Arabia	Shipyard				09/30/08	Contract preparation work
				Saudi Aramco	136-138	1,095		09/30/11
12	Hercules 262	250’-IC	Saudi Arabia	Enroute				08/4/08
				Shipyard				10/31/08	Contract preparation work
				Saudi Aramco	127-129	1,064		09/30/11
					Average	623	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 21, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
US Inland Barges

1	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Stacked Ready
2	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	STO Operating Company	34-36	51		09/10/08
				Cinco	36-38	60		11/09/08
3	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Forest	36-38	66		09/25/08
4	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	8		07/29/08
5	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Apache	47-49	4		07/25/08
6	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	24		08/14/08
7	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	ADTI/Devon	40-42	4		07/25/08
8	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Renaissance	35-37	8		07/29/08
9	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	40-42	42		09/01/08
10	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	ADTI/Helis	42-44	4		07/25/08
11	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
12	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
13	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Axis Onshore	37-39	8		07/29/08
14	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	42-44	29		08/19/08
				McMoRan	45-47	52		10/10/08
15	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	EOG	43-45	39		08/29/08
				Sabco	44-46	45		10/13/08
16	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	39-41	19		08/09/08
					Average	29	days

17	Hercules 07	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
18	Hercules 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
20	Hercules 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
21	Hercules 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
22	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
23	Hercules 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.
Changes from last report are highlighted

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
June 30, 2008

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	3	3	20,355	87	97%
190-215	5	5	14,823	50	33%	Three vessels in drydock in June and July
170	2	2	11,171	60	100%
140-150	6	6	9,798	132	73%	One vessel in drydock in June
120-130	14	13	6,859	269	74%	Four vessels in drydock in June, two vessels in drydock in July, one vessel cold-stacked in June for the entire month, one vessel cold-stacked for 28 days in June and one vessel cold-stacked in July
105	15	13	5,818	354	91%	Two vessels in drydock in June and July, two vessels cold-stacked in June and July

Sub-total/Average	45	42	$8,803	952	77%

International
260	1	—	—	—	0%	Whale Shark arrived in UAE and is undergoing approximately five months of regulatory, other modifications and repairs
170-215	4	3	33,856	59	66%	One vessel in dry dock in June; Amberjack is scheduled to arrive in UAE on August 4, 2008, and will be available for work by October 2008
140-150	4	4	13,891	120	100%
120-130	7	7	10,549	195	93%	One vessel in drydock June
105	4	4	15,436	60	50%

Sub-total/Average	20	18	$15,317	434	80%

Total/Average	65	60	$10,843	1,386	78%
Note:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats, one GOM cold-stacked 120-130’ class liftboats, one 205’ class liftboat enroute to UAE and one 260’ class liftboat in UAE

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.